UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2019

Etsy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Adams Street

Brooklyn, New York 11201

(Address of principal executive offices, including zip code)

(718) 880-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 21, 2019, Etsy, Inc. (“Etsy”), Polanco Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Etsy (“Merger Sub”), Reverb Holdings, Inc., a Delaware corporation (“Reverb”), and Fortis Advisors LLC, as the securityholders’ agent, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Etsy would acquire all of the outstanding capital stock of Reverb through a merger of Merger Sub with and into Reverb, with Reverb surviving the merger as a wholly owned subsidiary of Etsy (the “Merger”).

Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, at the closing of the Merger, Etsy will pay an aggregate consideration of $275 million in cash (the “Merger Consideration”), subject to (i) certain adjustments with respect to Reverb’s debt, cash and net working capital balances at the closing of the Merger, transaction expenses and the value of the Etsy Awards (as defined below) and (ii) the deduction of a portion of the Merger Consideration, which will be deposited into an escrow fund as partial security for the Reverb equityholders’ indemnification obligations under the Merger Agreement. At the effective time of the Merger (the “Effective Time”), each share of capital stock of Reverb will be cancelled and automatically converted into the right to receive a portion of the Merger Consideration in accordance with Reverb’s organizational documents and each vested option to purchase capital stock of Reverb will be cancelled and automatically converted into the right to receive a portion of the Merger Consideration with an aggregate value equal to the intrinsic value of such award. In addition, at the Effective Time, each unvested option to purchase capital stock of Reverb held by a continuing employee or contractor of Reverb will be substituted with awards with respect to common stock of Etsy, after giving appropriate adjustments to reflect the consummation of the Merger (the “Etsy Awards”).

The Merger Agreement contains customary representations, warranties, covenants and agreements of Etsy, Merger Sub and Reverb, including indemnification rights in favor of Etsy that are customary for a transaction of this nature. The closing of the Merger is subject to the satisfaction or waiver of various customary conditions, including, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, and is currently expected to occur late in the third quarter or early in the fourth quarter of 2019. The Merger Agreement may be terminated at any time prior to the closing by mutual written consent of Etsy and Reverb, and under certain other conditions, including in the event that the Merger is not consummated on or before October 7, 2019.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement is attached as Exhibit 2.01 and incorporated by reference into this Form 8-K.

The Merger Agreement and the description above have been included to provide investors and securityholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about Etsy, Reverb or their respective subsidiaries, affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors or securityholders. Investors and securityholders should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of Etsy, Reverb, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Accordingly, investors and securityholders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Etsy and its subsidiaries that Etsy includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission (the “SEC”).

Item 8.01 Other Events.

On July 22, 2019, Etsy issued a press release announcing its entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts, including statements related to the potential benefits of the transaction and expected synergies, the anticipated timing of the transaction, anticipated impact of the Etsy levers for growth on Reverb’s business and the anticipated value and potential of Reverb’s business. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Etsy expects. These risks and uncertainties include completion of this transaction and execution of our business strategy and international expansion plans, the success of our investments and marketing efforts, our active and engaged community of Etsy sellers and Etsy buyers, the growth and performance of our platform, and other risks and uncertainties that are more fully described in our filings with the SEC, including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and subsequent reports that we file with the Securities and Exchange Commission. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.01	Agreement and Plan of Merger, dated as of July 21, 2019, by and among Etsy, Inc., Polanco Acquisition Sub, Inc., Reverb Holdings, Inc. and Fortis Advisors LLC, as the securityholders’ agent.*

99.1	Press Release, dated as of July 22, 2019.

*	Schedules and certain exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

Date: July 22, 2019	By:	/s/ Rachel Glaser
Rachel Glaser
Chief Financial Officer